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                                                                 EXHIBIT 23.1

                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-40568 and No. 33-40406) of Advanced Medical, Inc. of our report dated March 17, 1995 appearing on page 25 of this Form 10-K.



PRICE WATERHOUSE LLP

San Diego, California
March 31, 1995